EXHIBIT 23(ii)




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




         As independent certified public accountants, we hereby consent to the use of our reports dated:

                REPORT DATE               FINANCIAL STATEMENTS OF

                October 30, 1998          Planet Entertainment Corporation
                October 19, 1998          Northeast One Stop, Inc.

         and to the reference to our firm under the caption "Experts" included in or made part of this Form S-8 Registration Statement.



                                        /s/ AJ. ROBBINS, PC
                                        ----------------------------
                                            AJ. ROBBINS, PC


Dated: Denver, Colorado
       March 24, 2000